                                                                  EXIBIT 10.23.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 7, 1998 among THE MAXIM GROUP, INC., a Delaware corporation ("Maxim"), certain Subsidiaries of Maxim identified on the signature pages hereto (together with Maxim, the "Borrowers"), the Lenders party hereto and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

                                    RECITALS

                  WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of August 26, 1997, as amended by that certain letter agreement dated as of September 24, 1997 and that certain Second Amendment, Waiver and Consent dated as of April 9, 1998 (as further amended or modified from time to time, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Lenders amend certain terms and conditions of the Credit Agreement as more fully described below; and

                  WHEREAS, the Lenders have agreed to amend certain terms of the Credit Agreement, subject to the terms and conditions set forth below.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

                  1.  Definitions.

                     (a) Section 1.1 of the Credit Agreement is hereby amended by adding (in alphabetical order) the following new defined terms to read as follows:

                             "Acquired Company" means Shaw Carpet Showplace,
Inc., a Georgia corporation.

                             "Merger Agreement" means that certain Agreement and
Plan of Merger dated as of June 23, 1998 between Maxim, CMAX Acquisition, Inc., Shaw Industries, Inc. and Shaw Carpet Showplace, Inc.

                             "NationsBank" means NationsBank, N.A., a national
banking association.

             (b) The definition of "Administrative Agent" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Administrative Agent" means NationsBank, N.A. in its capacity as administrative agent hereunder, and any successor thereto appointed pursuant to Section 11.9.

             (c) The definition of Applicable Margin in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Applicable Margin" means (a) with respect to any LIBOR Rate
             Loan, 1.50% and (b) with respect to any Base Rate Loan, 0%.

             (d) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is hereby amended by deleting the figure "$50,000,000" that appears in line 2 of the definition of "Borrowing Base" and replacing it with "$110,000,000".

             (e) The definition of "Bridge Note" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Bridge Note" means that certain promissory note dated as of
             April 9, 1998 issued by the Owner-Trustee and NationsBank (as assignee in interest of First Union) acting in its capacity as co-trustee under the Trust Agreement, to NationsBank (as assignee in interest of First Union) in the principal face amount of $12,610,000.

             (f) The definition of "Certificate" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Certificate" means that certain Certificate dated as of April
              9, 1998 issued by the Owner-Trustee to NationsBank (as assignee in interest of First Union) in the principal face amount of $390,000.

             (g) The definition of "Expiration Date" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Expiration Date" means October 6, 1998.

             (h) The definition of "Guaranty" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 "Guaranty" means that certain Guaranty Agreement dated as of
              April 9, 1998 by the Borrowers in favor of NationsBank (as assignee in interest of First Union) pursuant to which each of the Borrowers has jointly and severally guaranteed the payment obligations of the Owner-Trustee under the Bridge Note and the Certificate.

             (i) The definition of "Issuing Bank" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

             "Issuing Bank" means NationsBank, N.A., as issuer of a Letter of Credit.

             (j) The definition of "Swingline Lender" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

             "Swingline Lender" means NationsBank, N.A., as the Lender with respect to the Swingline Loans.

             (k) The definition of "Swingline Committed Amount" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

             "Swingline Committed Amount" means $0.

      2. Revolver Loans. (a) The first sentence of Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

             Subject to the terms and conditions of this Agreement, each Lender severally but not jointly agrees to make Revolver Loans to the Borrowers jointly and severally from time to time from the Closing Date through the Revolver Facility Termination Date as requested by Maxim, on behalf of Borrowers, in accordance with the terms of
             Section 2.2; provided that (i) the aggregate principal amount of all outstanding Revolver Loans (after giving effect to any amount requested) shall not exceed the lesser of (A) the Borrowing Base less (x) the aggregate principal amount of Swingline Loans outstanding less (y) the aggregate Conventional LOC Obligations or
             (B) one hundred ten million dollars ($110,000,000) less (x) the aggregate principal amount of Swingline Loans outstanding less (y) the aggregate Conventional LOC Obligations and less (z) the Guaranty Reserve (except with respect to any request or deemed request for a Revolver Loan advance pursuant to Section 2.13 hereof) and (ii) the aggregate principal amount of Revolver Loans from any single Lender shall not at any time exceed such Lender's Revolver Loan Commitment.

      (b) Section 2.2(a)(ii)(B) of the Credit Agreement is amended such that the principal amounts of Base Rate Loans shall now be $500,000 or an integral multiple of $100,000 in excess thereof.

      3. Swingline Loan Facility. The first sentence of Section 2.3 of the Credit Agreement is hereby amended by deleting the reference to "First Union" and replacing it with a reference to "NationsBank."

      4. Letters of Credit. The first sentence of Section 2.5(a) of the Credit Agreement is hereby amended by deleting the reference to the figure "$50,000,000" and replacing it with a reference to the figure "$110,000,000".

      5. Repayment of Guaranty. Section 2.13 of the Credit Agreement is hereby amended by deleting all references to "First Union" in such Section 2.13 and replacing it with references to "NationsBank".

      6. Use of Proceeds. Section 2.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 2.9 Use of Proceeds. The Borrowers shall use the proceeds of the Loans (a) to pay the cash portion of the purchase price for the Acquired Company pursuant to the Merger Agreement, (b) to refinance the existing Debt of the Borrowers and (c) for working capital and general corporate requirements of the Borrowers, including the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby.

      7. Interest Rate Options. The third sentence of Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Commencing on the first day of the Initial Interest Period, subject to the provisions of this Section 3.1, at the election of the Borrowers with respect to whether a Loan will be a Base Rate Loan or a LIBOR Rate Loan, the Loans shall bear interest at the Base Rate plus the Applicable Margin or the LIBOR Rate plus the Applicable Margin.

      8. Applicable Margin. Section 3.1(c) and Section 3.1(d) of the Credit Agreement are each hereby deleted in their entirety from the Credit Agreement.

      9. Commitment Fee. Section 3.3(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (a) Commitment Fee. In consideration of the Revolving Loan Commitments hereunder, the Borrowers shall pay to the Administrative Agent for the account of the Lenders, a non-refundable commitment fee equal to 0.25% per annum (based on a 360 day year) on the average daily unused portion of the Swingline Committed Amount and the aggregate Revolver Loan Commitment. The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter and on the Revolver Facility Termination Date. Such commitment fee shall be distributed by the Administrative Agent between the Lenders pro rata in accordance with the Lenders' respective Revolver Loan Commitment Percentages.

      10. Financial Covenants. Section 8.1, Section 8.2, Section 8.3 and Section
8.4 of the Credit Agreement are each hereby deleted in their entirety from the Credit Agreement.

      11. Acquisitions. Notwithstanding Section 9.4 of the Credit Agreement, the Lenders consent to the acquisition pursuant to the Merger Agreement.

      12. Notices. Section 12.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

          If to the Borrower:         The Maxim Group, Inc.
                                      210 TownPark Drive
                                      Kennesaw, Georgia 30144
                                      Attention: Thomas P. Leahey, Executive
                                              President/Finance
                                      Telephone No.: (770) 590-9369
                                      Telecopy No.: (770) 590-7709

          If to NationsBank, N.A.,
          as Administrative Agent     NationsBank, N.A.
                                      100 North Tryon Street
                                      Charlotte, North Carolina 28255
                                      Attention: Dave Dinkins
                                      Telephone No.: (704) 386-2951
                                      Telecopy No.:  (704) 386-1270

                                              and

                                      NationsBank, N.A.
                                      NC1-001-15-04
                                      101 North Tryon Street
                                      Charlotte, North Carolina 28255
                                      Attention: Agency Services/Jeff Strickland
                                      Telephone No.: (704) 386-8388
                                      Telecopy No.:  (704) 388-9436

          If to any Lender:           The addresses set forth on Schedule 1.1

    13. Administrative Agent's Office. Section 12.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           (c) Administrative Agent's Office. The Administrative Agent hereby designates its office at NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255 Attn: Agency Services, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers and Lenders, as the Administrative Agent's office referred to herein, to which payments due are to be made and at which Loans will be disbursed.

       14. Commitment Percentages. Schedule 1.1 of the Credit Amendment is hereby amended and restated in its entirety to read as provided on Schedule 1.1 attached hereto.

       15. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

           (a) multiple counterparts of this Amendment and the Notes, in each case duly executed by each party thereto.

           (b) certified copies of resolutions or authorization of each Borrower approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof.

           (c) an opinion or opinions from counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

           (d) A fee, for its own account, in the amount of $1,709,625.

           (e) Evidence satisfactory in form and substance to the Administrative Agent that the Merger (as defined in the Merger Agreement) shall have been consummated in accordance with the terms of the Merger Agreement. Receipt by the Administrative Agent of the final Merger Agreement, together with all exhibits and schedules thereto, certified by an officer of Maxim.

           (f) Such other documents, instruments, agreements or information as reasonably requested by the Administrative Agent.

       16. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

       17. Authority/Enforceability. Each of the Borrowers represents and warrants as follows:


           (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

           (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

           (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

       18. No Default. The Borrowers represent and warrant to the Lenders that
(a) the representations and warranties of the Borrowers set forth in Article V of the Credit Agreement are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default under the Loan Documents.

       19. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

       20. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.



                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

                                            THE MAXIM GROUP, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Executive Vice President
                                                       -------------------------

                                            IMAGE INDUSTRIES, INC.

                                            By: /s/ H. Stanley Padgett
                                                --------------------------------
                                                Name: H. Stanley Padgett
                                                     ---------------------------
                                                Title: President
                                                       -------------------------

                                            CARPETMAX OF KENTUCKY, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            CARPETMAX OF UTAH, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            CARPETMAX OF FLORIDA, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            RNA ENTERPRISES, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            GCO, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            CARPETMAX OF TEXAS, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            CARPETMAX OF ALABAMA, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            CARPETMAX OF INDIANA, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            CARPETMAX OF NORTH CAROLINA, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            INVESTOR MANAGEMENT, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                            GCO CARPET OUTLET, INC.

                                            By: /s/ Thomas P. Leahey
                                                --------------------------------
                                                Name: Thomas P. Leahey
                                                     ---------------------------
                                                Title: Vice President
                                                       -------------------------

                                    MAXIM RETAIL GROUP, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CARPETMAX OF IOWA, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CARPETMAX, L.P.

                                    By:  The Maxim Group, Inc., as its
                                          sole general partner

                                    By:  /s/ Thomas P. Leahey
                                        ----------------------------------------
                                         Name: Thomas P. Leahey
                                              ----------------------------------
                                         Title: Executive Vice President-Finance
                                               ---------------------------------

                                    TRI-R OF ORLANDO, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CARPETMAX OF PALM BEACH, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CREDITMAX CORP.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CARPETMAX OF NEW MEXICO, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CARPETMAX OF CHARLOTTE, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CLOUD CARPETS, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    CARPETMAX ALABAMA CONTRACT, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    BAILEY & ROBERTS CARPETMAX OF
                                    TENNESSEE, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    MAXIM EQUIPMENT LEASING COMPANY, INC.

                                    By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                        Name: Thomas P. Leahey
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                     CARPETMAX OF JACKSONVILLE, INC.

                                     By: /s/ Thomas P. Leahey
                                        ----------------------------------------
                                         Name: Thomas P. Leahey
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                    LENDERS:

                                    NATIONSBANK, N.A.,
                                     individually in its capacity as a Lender and in its capacity as Administrative Agent

                                    By:   /s/ David H. Dinkins
                                        ----------------------------------------
                                    Name:  David H. Dinkins
                                          --------------------------------------
                                    Title:   Vice President
                                           -------------------------------------

                                  SCHEDULE 1.1

                       SCHEDULE OF LENDERS AND COMMITMENTS

                           Revolving Loan                   SPLC
      LENDER                Commitment                    Commitment              Percentage
      ------                ----------                    ----------              ----------
NATIONSBANK, N.A.           $110,000,000                 $31,000,000                 100%


               TOTAL        $110,000,000                 $31,000,000                 100%